As filed with the Securities and Exchange Commission on November 23, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 23, 2004 (November 19, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits.

Signature

Item 7.01                                             Regulation FD Disclosure

See Item 8.01 below.

Item 8.01                                             Other Events

On November 23, 2004, Medarex and MedImmune, Inc. announced a collaboration to develop antibodies targeting interferon-alpha and the type I interferon  receptor 1. The collaboration will initially focus on two fully human antibodies, MDX-1103 and MDX-1333, that are currently in preclinical development by Medarex for the treatment of autoimmune diseases, such as systemic lupus erythematosus (SLE or lupus).  The companies expect to file investigational new drug applications on these two antibodies with the U.S. Food & Drug Administration within the next 18 months.

Under the terms of the agreement, Medarex will receive an upfront payment of $15 million and potential milestone payments for products the collaboration puts into clinical development. MedImmune will be fully responsible for all development costs up to the point of initiating pivotal trials of any product candidates.  At that point, Medarex has a choice for each potential product.  Medarex can elect to enter into a profit sharing arrangement in the United States.  If Medarex chooses profit sharing, Medarex will pay its proportionate share of the future development costs and reimburse MedImmune for a proportionate share of MedImmune’s previous development costs plus interest.  If Medarex elects to enter into the profit sharing arrangement for a given product, it will also have the option to enter into a co-promotion relationship with MedImmune in the United States for such product.

In the alternative, Medarex can elect not to commit any further funding for the product candidates, and MedImmune will be fully responsible for all costs of development and commercialization.  In that case, Medarex will be entitled to milestone payments and substantial royalties on any sales in the United States.

Regardless of what Medarex elects to do with respect to the United States, in the rest of the world Medarex is entitled to milestone payments and substantial royalties on any product sales.

A copy of the press release dated November 23, 2004 relating to this collaboration is attached hereto as Exhibit 99.1.

Item 9.01                                            Financial Statements and Exhibits.

(c)                                  Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

99.1	Press Release issued November 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: November 23, 2004	By:	/s/ Christian S. Schade

Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 23, 2004.